As filed with the Securities and Exchange Commission on July 1, 2008

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
July 1, 2008
BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-6523 (Commission File Number)	56-0906609 (IRS Employer Identification No.)
100 North Tryon Street
Charlotte, North Carolina 28255
(Address of principal executive offices)
(800) 299-2265
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS.
As previously reported, Bank of America Corporation (the “Registrant”) and Countrywide Financial Corporation (“Countrywide”) announced that they had signed an Agreement and Plan of Merger pursuant to which Countrywide will merge with and into a wholly owned subsidiary of the Registrant (the “Merger”).
On July 1, 2008, the Registrant issued a press release announcing that the Merger had been completed effective as of July 1, 2008. A copy of the press release announcing the closing of the Merger is filed as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits.
The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press release dated July 1, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION
	By:	/s/ Teresa M. Brenner
Teresa M. Brenner
Dated: July 1, 2008		Associate General Counsel

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press release dated July 1, 2008